Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Reports First Quarter 2024 Financial Results
•Current quarter diluted earnings per common share from continuing operations of $10.76 and current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) of $9.49
•Total revenues of $4.5 billion, a first quarter record and 8.2% increase over the comparable prior year period
•Parts and service revenues of $576.2 million, a quarterly record and 5.1% increase over the comparable prior year period
•U.K. total revenues of $824.8 million, a quarterly record and 4.7% increase over the comparable prior year period
HOUSTON, TX, April 24, 2024 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 300 automotive retailer with 203 dealerships located in the U.S. and U.K., today reported financial results for the first quarter of 2024 (“current quarter”).
Current quarter net income from continuing operations was $147.4 million. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $130.0 million. Current quarter diluted earnings per common share from continuing operations was $10.76. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $9.49.
“We continue to execute well in the U.S., with double digit volume growth in new and used vehicle sales and F&I growth over 16% from the prior year. At the same time, we added incremental scale through our nine dealership acquisitions in the first quarter, with expected combined annual revenues of $1.0 billion,” said Daryl Kenningham, Group 1’s President and Chief Executive Officer. “Our U.K. team rebounded nicely from the challenging fourth quarter of 2023, producing record quarterly revenues from parts and service and new vehicles, as well as increasing used vehicle sales volumes over 19% sequentially. We saw some of the benefits of our U.K. cost reduction efforts in the first quarter of 2024; however, we expect to realize the full benefit of our cost reduction efforts in the second quarter and beyond. We believe the U.K. business is well positioned and look forward to the expansion of our U.K. operations with the pending acquisition of Inchcape’s U.K. retail automotive business planned for Q3 2024.”
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
Total revenues for the current quarter were $4.5 billion, an 8.2% increase compared to $4.1 billion for the first quarter of 2023 (“prior year quarter”).
Net income from continuing operations for the current quarter was $147.4 million, a 7.2% decrease compared to $158.8 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $130.0 million, a 16.7% decrease compared to $156.1 million for the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was $10.76, a 3.2% decrease compared to $11.12 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $9.49, a 13.2% decrease compared to $10.93 for the prior year quarter.

First Quarter 2024 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	1Q24	Change	1Q24	Change
Total revenues	$4.5B	+8.2%	$4.2B	+4.6%
Total gross profit (“GP”)	$742.6M	+2.0%	$695.6M	(1.1)%
NV units sold	44,302	+11.7%	40,898	+6.4%
NV GP per retail unit (“PRU”)	$3,601	(23.5)%	$3,584	(24.2)%
Used vehicle (“UV”) retail units sold	49,183	+8.2%	46,763	+6.9%
UV retail GP PRU	$1,669	(1.2)%	$1,657	(2.9)%
Parts & service (“P&S”) GP	$313.0M	+5.3%	$297.4M	+4.2%
P&S Gross Margin (“GM”)	54.3%	+0.1%	54.1%	(0.1)%
Finance and Insurance (“F&I”) revenues	$188.9M	+14.4%	$175.2M	+10.0%
F&I GP PRU	$2,020	+4.1%	$1,999	+3.1%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	64.1%	+53 bps	68.6%	+514 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	67.4%	+367 bps	67.7%	+432 bps
Corporate Development
The speed and efficiency at which we have integrated new acquisitions into our existing operations has been a consistent contributor to our success and a driver of incremental value creation for our shareholders. In the current quarter, the Company successfully acquired and integrated dealership operations with total expected annual revenues of approximately $1.0 billion.
In the current quarter, the Company disposed of six dealerships located in Beaumont, Texas. These dealerships generated approximately $260.0 million in annual revenues.
Share Repurchases
During the current quarter, the Company repurchased 203,350 shares at an average price per common share of $264.41, for a total of $53.8 million, excluding excise taxes of $0.4 million. During the period of January 1, 2023 to March 31, 2024, the Company repurchased 932,932 shares, at an average price per common share of $242.80, for a total of $226.5 million, representing approximately 6.5% of the common shares outstanding at the commencement of the period.
As of March 31, 2024, the Company had an aggregate 13.5 million outstanding common shares and unvested restricted stock awards. The Company currently has $89.6 million remaining on its Board authorized common share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.

First Quarter 2024 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 9:00 a.m. ET to discuss the first quarter 2024 financial results. The conference call will be simulcast live on the Internet at group1corp.com/events. A webcast replay will be available for 30 days. A copy of the Company’s presentation will also be made available at http://www.group1corp.com/company-presentations.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Passcode:     5588569
A telephonic replay will be available following the call through May 1, 2024, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay Code:    3755599
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 203 automotive dealerships, 265 franchises, and 43 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our ability to complete the acquisition of the Inchcape dealerships at any time or at all, our ability to realize the anticipated benefits of the acquisition and our future financial position following such acquisition, as well as our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions, on a timely basis, if at all and the risks associated therewith, (h) our ability to realize the benefits expected from proposed acquisitions, including any anticipated cost reductions,(i) foreign exchange controls and currency fluctuations, (j) the armed conflicts in Ukraine and the Middle East, (k) the impacts of continued inflation and any potential global recession, (l) our ability to maintain sufficient liquidity to operate, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31,
	2024	2023	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$2,182.6	$1,955.7	$226.9	11.6%
Used vehicle retail sales	1,416.8	1,348.9	67.9	5.0%
Used vehicle wholesale sales	106.0	112.0	(5.9)	(5.3)%
Parts and service sales	576.2	548.3	27.9	5.1%
Finance, insurance and other, net	188.9	165.1	23.8	14.4%
Total revenues	4,470.5	4,130.0	340.5	8.2%
COST OF SALES:
New vehicle retail sales	2,023.1	1,769.0	254.1	14.4%
Used vehicle retail sales	1,334.7	1,272.1	62.5	4.9%
Used vehicle wholesale sales	106.9	110.0	(3.0)	(2.8)%
Parts and service sales	263.2	251.0	12.2	4.9%
Total cost of sales	3,727.9	3,402.1	325.8	9.6%
GROSS PROFIT	742.6	727.9	14.7	2.0%
Selling, general and administrative expenses	476.1	462.8	13.3	2.9%
Depreciation and amortization expense	23.8	22.4	1.4	6.2%
Asset impairments	—	1.1	(1.1)	(100.0)%
INCOME FROM OPERATIONS	242.6	241.5	1.1	0.5%
Floorplan interest expense	20.5	12.6	7.9	62.6%
Other interest expense, net	29.3	19.7	9.6	48.9%
Other (income) expense	(0.5)	2.8	(3.3)	(116.8)%
INCOME BEFORE INCOME TAXES	193.3	206.4	(13.1)	(6.4)%
Provision for income taxes	45.8	47.6	(1.7)	(3.7)%
Net income from continuing operations	147.4	158.8	(11.4)	(7.2)%
Net income (loss) from discontinued operations	0.5	(0.3)	0.8	249.2%
NET INCOME	$147.9	$158.4	$(10.5)	(6.7)%
Less: Earnings allocated to participating securities	3.3	4.1	(0.7)	(17.7)%
Net income available to diluted common shares	$144.6	$154.4	$(9.8)	(6.4)%
Diluted earnings per share from continuing operations	$10.76	$11.12	$(0.36)	(3.2)%
Diluted earnings (loss) per share from discontinued operations	$0.04	$(0.02)	$0.06	255.5%
DILUTED EARNINGS PER SHARE	$10.80	$11.10	$(0.30)	(2.7)%
Weighted average dilutive common shares outstanding	13.4	13.9	(0.5)	(3.8)%
Weighted average participating securities	0.3	0.4	(0.1)	(15.6)%
Total weighted average shares	13.7	14.3	(0.6)	(4.1)%
Effective tax rate on continuing operations	23.7%	23.1%	0.7%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	March 31, 2024	December 31, 2023	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$41.9	$57.2	$(15.3)	(26.7)%
Inventories, net	$2,101.4	$1,963.4	$138.0	7.0%
Floorplan notes payable, net (1)	$1,629.5	$1,565.4	$64.1	4.1%
Total debt	$2,572.9	$2,098.8	$474.2	22.6%
Total equity	$2,772.4	$2,674.4	$98.0	3.7%
(1) Amounts are net of offset accounts of $210.2 and $275.2, respectively.

	Three Months Ended March 31,
	2024	2023
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	79.8%	77.9%
United Kingdom	20.2%	22.1%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	25.4%	22.1%
Volkswagen/Audi/Porsche/SEAT/SKODA	13.8%	17.7%
BMW/MINI	11.9%	12.3%
Chevrolet/GMC/Buick	9.0%	6.7%
Honda/Acura	8.6%	7.2%
Ford/Lincoln	7.4%	8.3%
Mercedes-Benz/Sprinter	5.9%	6.5%
Hyundai/Kia/Genesis	5.5%	5.1%
Subaru	3.4%	2.8%
Nissan	2.6%	4.1%
Chrysler/Dodge/Jeep/RAM	2.6%	3.6%
Jaguar/Land Rover	2.2%	2.0%
Mazda	1.3%	1.2%
Other	0.3%	0.4%
	100.0%	100.0%

	March 31, 2024	December 31, 2023	March 31, 2023
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	37	37	25
Used vehicle inventory	30	35	30
U.S.
New vehicle inventory	43	36	27
Used vehicle inventory	26	29	25
U.K.
New vehicle inventory	20	48	19
Used vehicle inventory	46	58	44
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,182.6	$1,955.7	$226.9	11.6%	$16.2	10.8%
Used vehicle retail sales	1,416.8	1,348.9	67.9	5.0%	13.4	4.0%
Used vehicle wholesale sales	106.0	112.0	(5.9)	(5.3)%	1.1	(6.3)%
Total used	1,522.8	1,460.9	61.9	4.2%	14.5	3.2%
Parts and service sales	576.2	548.3	27.9	5.1%	3.4	4.5%
F&I, net	188.9	165.1	23.8	14.4%	0.7	13.9%
Total revenues	$4,470.5	$4,130.0	$340.5	8.2%	$34.9	7.4%
Gross profit:
New vehicle retail sales	$159.5	$186.7	$(27.2)	(14.6)%	$1.2	(15.2)%
Used vehicle retail sales	82.1	76.7	5.3	6.9%	0.6	6.1%
Used vehicle wholesale sales	(0.9)	2.0	(2.9)	(144.6)%	(0.1)	(141.0)%
Total used	81.2	78.8	2.4	3.1%	0.6	2.3%
Parts and service sales	313.0	297.3	15.7	5.3%	1.9	4.6%
F&I, net	188.9	165.1	23.8	14.4%	0.7	13.9%
Total gross profit	$742.6	$727.9	$14.7	2.0%	$4.4	1.4%
Gross margin:
New vehicle retail sales	7.3%	9.5%	(2.2)%
Used vehicle retail sales	5.8%	5.7%	0.1%
Used vehicle wholesale sales	(0.8)%	1.8%	(2.6)%
Total used	5.3%	5.4%	(0.1)%
Parts and service sales	54.3%	54.2%	0.1%
Total gross margin	16.6%	17.6%	(1.0)%
Units sold:
Retail new vehicles sold (1)	44,302	39,649	4,653	11.7%
Retail used vehicles sold	49,183	45,437	3,746	8.2%
Wholesale used vehicles sold	11,828	10,374	1,454	14.0%
Total used	61,011	55,811	5,200	9.3%
Average sales price per unit sold:
New vehicle retail (1)	$49,709	$49,651	$58	0.1%	$369	(0.6)%
Used vehicle retail	$28,806	$29,687	$(881)	(3.0)%	$272	(3.9)%
Gross profit per unit sold:
New vehicle retail sales	$3,601	$4,710	$(1,109)	(23.5)%	$27	(24.1)%
Used vehicle retail sales	$1,669	$1,689	$(20)	(1.2)%	$13	(2.0)%
Used vehicle wholesale sales	$(76)	$194	$(270)	(139.2)%	$(6)	(135.9)%
Total used	$1,331	$1,411	$(81)	(5.7)%	$9	(6.4)%
F&I PRU	$2,020	$1,940	$80	4.1%	$8	3.7%
Other:
SG&A expenses	$476.1	$462.8	$13.3	2.9%	$3.4	2.1%
Adjusted SG&A expenses (2)	$500.2	$463.6	$36.6	7.9%	$3.4	7.2%
SG&A as % gross profit	64.1%	63.6%	0.5%
Adjusted SG&A as % gross profit (2)	67.4%	63.7%	3.7%
Operating margin %	5.4%	5.8%	(0.4)%
Adjusted operating margin % (2)	4.9%	5.9%	(1.0)%
Pretax margin %	4.3%	5.0%	(0.7)%
Adjusted pretax margin % (2)	3.8%	4.9%	(1.1)%
Floorplan expense:
Floorplan interest expense	$20.5	$12.6	$7.9	62.6%	$0.1	61.6%
Less: Floorplan assistance (3)	18.4	14.6	3.8	26.1%	—	26.1%
Net floorplan expense	$2.2	$(1.9)	$4.1		$0.1
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,799.8	$1,608.6	$191.3	11.9%
Used vehicle retail sales	1,099.5	1,030.1	69.4	6.7%
Used vehicle wholesale sales	79.9	82.4	(2.5)	(3.0)%
Total used	1,179.3	1,112.4	66.9	6.0%
Parts and service sales	495.1	473.8	21.4	4.5%
F&I, net	171.4	147.6	23.8	16.1%
Total revenues	$3,645.7	$3,342.4	$303.3	9.1%
Gross profit:
New vehicle retail sales	$131.9	$154.1	$(22.3)	(14.4)%
Used vehicle retail sales	66.6	59.8	6.8	11.4%
Used vehicle wholesale sales	1.4	2.2	(0.8)	(36.9)%
Total used	68.0	62.0	6.0	9.7%
Parts and service sales	267.8	253.8	14.0	5.5%
F&I, net	171.4	147.6	23.8	16.1%
Total gross profit	$639.1	$617.6	$21.5	3.5%
Gross margin:
New vehicle retail sales	7.3%	9.6%	(2.3)%
Used vehicle retail sales	6.1%	5.8%	0.3%
Used vehicle wholesale sales	1.8%	2.7%	(0.9)%
Total used	5.8%	5.6%	0.2%
Parts and service sales	54.1%	53.6%	0.5%
Total gross margin	17.5%	18.5%	(0.9)%
Units sold:
Retail new vehicles sold	35,341	30,883	4,458	14.4%
Retail used vehicles sold	37,885	34,440	3,445	10.0%
Wholesale used vehicles sold	9,088	7,480	1,608	21.5%
Total used	46,973	41,920	5,053	12.1%
Average sales price per unit sold:
New vehicle retail	$50,928	$52,086	$(1,158)	(2.2)%
Used vehicle retail	$29,021	$29,909	$(888)	(3.0)%
Gross profit per unit sold:
New vehicle retail sales	$3,731	$4,991	$(1,260)	(25.2)%
Used vehicle retail sales	$1,758	$1,736	$22	1.3%
Used vehicle wholesale sales	$155	$299	$(143)	(48.0)%
Total used	$1,448	$1,480	$(32)	(2.1)%
F&I PRU	$2,340	$2,260	$81	3.6%
Other:
SG&A expenses	$394.9	$388.7	$6.2	1.6%
Adjusted SG&A expenses (1)	$420.1	$389.4	$30.6	7.9%
SG&A as % gross profit	61.8%	62.9%	(1.1)%
Adjusted SG&A as % gross profit (1)	65.7%	63.1%	2.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$382.8	$347.1	$35.6	10.3%	$16.2	5.6%
Used vehicle retail sales	317.3	318.8	(1.5)	(0.5)%	13.4	(4.7)%
Used vehicle wholesale sales	26.2	29.6	(3.5)	(11.7)%	1.1	(15.5)%
Total used	343.5	348.4	(5.0)	(1.4)%	14.5	(5.6)%
Parts and service sales	81.1	74.6	6.5	8.8%	3.4	4.2%
F&I, net	17.5	17.5	—	(0.1)%	0.7	(4.3)%
Total revenues	$824.8	$787.7	$37.1	4.7%	$34.9	0.3%
Gross profit:
New vehicle retail sales	$27.6	$32.6	$(5.0)	(15.2)%	$1.2	(18.8)%
Used vehicle retail sales	15.5	17.0	(1.5)	(8.8)%	0.6	(12.6)%
Used vehicle wholesale sales	(2.3)	(0.2)	(2.1)	NM	(0.1)	NM
Total used	13.2	16.7	(3.6)	(21.3)%	0.6	(24.8)%
Parts and service sales	45.2	43.5	1.7	3.9%	1.9	(0.5)%
F&I, net	17.5	17.5	—	(0.1)%	0.7	(4.3)%
Total gross profit	$103.5	$110.4	$(6.9)	(6.2)%	$4.4	(10.2)%
Gross margin:
New vehicle retail sales	7.2%	9.4%	(2.2)%
Used vehicle retail sales	4.9%	5.3%	(0.4)%
Used vehicle wholesale sales	(8.8)%	(0.8)%	(8.1)%
Total used	3.8%	4.8%	(1.0)%
Parts and service sales	55.7%	58.4%	(2.6)%
Total gross margin	12.5%	14.0%	(1.5)%
Units sold:
Retail new vehicles sold (1)	8,961	8,766	195	2.2%
Retail used vehicles sold	11,298	10,997	301	2.7%
Wholesale used vehicles sold	2,740	2,894	(154)	(5.3)%
Total used	14,038	13,891	147	1.1%
Average sales price per unit sold:
New vehicle retail (1)	$44,669	$40,795	$3,874	9.5%	$1,894	4.9%
Used vehicle retail	$28,084	$28,991	$(907)	(3.1)%	$1,183	(7.2)%
Gross profit per unit sold:
New vehicle retail sales	$3,085	$3,719	$(634)	(17.0)%	$132	(20.6)%
Used vehicle retail sales	$1,370	$1,542	$(173)	(11.2)%	$57	(14.9)%
Used vehicle wholesale sales	$(842)	$(77)	$(765)	NM	$(27)	NM
Total used	$938	$1,205	$(267)	(22.2)%	$41	(25.5)%
F&I PRU	$863	$886	$(23)	(2.6)%	$36	(6.7)%
Other:
SG&A expenses	$81.3	$74.2	$7.1	9.6%	$3.4	4.9%
Adjusted SG&A expenses (2)	$80.1	$74.2	$5.9	8.0%	$3.4	3.5%
SG&A as % gross profit	78.5%	67.2%	11.3%
Adjusted SG&A as % gross profit (2)	77.4%	67.2%	10.2%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,008.8	$1,896.6	$112.2	5.9%	$16.2	5.1%
Used vehicle retail sales	1,340.6	1,303.6	37.1	2.8%	13.4	1.8%
Used vehicle wholesale sales	99.9	106.1	(6.2)	(5.8)%	1.1	(6.9)%
Total used	1,440.5	1,409.6	30.9	2.2%	14.5	1.2%
Parts and service sales	549.4	526.2	23.2	4.4%	3.3	3.8%
F&I, net	175.2	159.4	15.9	10.0%	0.7	9.5%
Total revenues	$4,174.0	$3,991.8	$182.2	4.6%	$34.7	3.7%
Gross profit:
New vehicle retail sales	$146.6	$181.7	$(35.1)	(19.3)%	$1.2	(20.0)%
Used vehicle retail sales	77.5	74.6	2.9	3.9%	0.6	3.0%
Used vehicle wholesale sales	(1.1)	2.0	(3.1)	NM	(0.1)	NM
Total used	76.4	76.6	(0.2)	(0.3)%	0.6	(1.1)%
Parts and service sales	297.4	285.3	12.1	4.2%	1.8	3.6%
F&I, net	175.2	159.4	15.9	10.0%	0.7	9.5%
Total gross profit	$695.6	$703.0	$(7.4)	(1.1)%	$4.3	(1.7)%
Gross margin:
New vehicle retail sales	7.3%	9.6%	(2.3)%
Used vehicle retail sales	5.8%	5.7%	0.1%
Used vehicle wholesale sales	(1.1)%	1.9%	(3.0)%
Total used	5.3%	5.4%	(0.1)%
Parts and service sales	54.1%	54.2%	(0.1)%
Total gross margin	16.7%	17.6%	(0.9)%
Units sold:
Retail new vehicles sold (1)	40,898	38,426	2,472	6.4%
Retail used vehicles sold	46,763	43,725	3,038	6.9%
Wholesale used vehicles sold	11,123	9,939	1,184	11.9%
Total used	57,886	53,664	4,222	7.9%
Average sales price per unit sold:
New vehicle retail (1)	$49,595	$49,692	$(97)	(0.2)%	$400	(1.0)%
Used vehicle retail	$28,669	$29,813	$(1,144)	(3.8)%	$286	(4.8)%
Gross profit per unit sold:
New vehicle retail sales	$3,584	$4,730	$(1,145)	(24.2)%	$29	(24.8)%
Used vehicle retail sales	$1,657	$1,706	$(49)	(2.9)%	$14	(3.7)%
Used vehicle wholesale sales	$(100)	$201	$(301)	(149.7)%	$(7)	(146.4)%
Total used	$1,319	$1,427	$(108)	(7.6)%	$10	(8.3)%
F&I PRU	$1,999	$1,940	$59	3.1%	$8	2.6%
Other:
SG&A expenses	$477.4	$446.4	$31.0	6.9%	$3.4	6.2%
Adjusted SG&A expenses (2)	$470.6	$445.3	$25.3	5.7%	$3.3	4.9%
SG&A as % gross profit	68.6%	63.5%	5.1%
Adjusted SG&A as % gross profit (2)	67.7%	63.3%	4.3%
Operating margin %	4.7%	5.9%	(1.2)%
Adjusted operating margin % (2)	4.9%	5.9%	(1.1)%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,626.0	$1,549.4	$76.6	4.9%
Used vehicle retail sales	1,023.3	984.8	38.6	3.9%
Used vehicle wholesale sales	73.7	76.4	(2.7)	(3.6)%
Total used	1,097.0	1,061.2	35.9	3.4%
Parts and service sales	471.3	454.6	16.7	3.7%
F&I, net	157.7	141.9	15.9	11.2%
Total revenues	$3,352.1	$3,207.1	$145.1	4.5%
Gross profit:
New vehicle retail sales	$118.9	$149.1	$(30.2)	(20.2)%
Used vehicle retail sales	62.0	57.6	4.3	7.5%
Used vehicle wholesale sales	1.2	2.2	(1.0)	(46.1)%
Total used	63.2	59.9	3.3	5.6%
Parts and service sales	253.6	243.1	10.5	4.3%
F&I, net	157.7	141.9	15.9	11.2%
Total gross profit	$593.4	$593.9	$(0.5)	(0.1)%
Gross margin:
New vehicle retail sales	7.3%	9.6%	(2.3)%
Used vehicle retail sales	6.1%	5.9%	0.2%
Used vehicle wholesale sales	1.6%	2.9%	(1.3)%
Total used	5.8%	5.6%	0.1%
Parts and service sales	53.8%	53.5%	0.3%
Total gross margin	17.7%	18.5%	(0.8)%
Units sold:
Retail new vehicles sold	31,937	29,660	2,277	7.7%
Retail used vehicles sold	35,465	32,728	2,737	8.4%
Wholesale used vehicles sold	8,383	7,045	1,338	19.0%
Total used	43,848	39,773	4,075	10.2%
Average sales price per unit sold:
New vehicle retail	$50,913	$52,240	$(1,326)	(2.5)%
Used vehicle retail	$28,855	$30,089	$(1,234)	(4.1)%
Gross profit per unit sold:
New vehicle retail sales	$3,724	$5,028	$(1,304)	(25.9)%
Used vehicle retail sales	$1,748	$1,761	$(13)	(0.8)%
Used vehicle wholesale sales	$143	$315	$(172)	(54.7)%
Total used	$1,441	$1,505	$(64)	(4.3)%
F&I PRU	$2,340	$2,274	$67	2.9%
Other:
SG&A expenses	$397.6	$373.5	$24.1	6.5%
Adjusted SG&A expenses (1)	$391.9	$372.4	$19.6	5.3%
SG&A as % gross profit	67.0%	62.9%	4.1%
Adjusted SG&A as % gross profit (1)	66.0%	62.7%	3.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$382.8	$347.1	$35.6	10.3%	$16.2	5.6%
Used vehicle retail sales	317.3	318.8	(1.5)	(0.5)%	13.4	(4.7)%
Used vehicle wholesale sales	26.2	29.6	(3.5)	(11.7)%	1.1	(15.5)%
Total used	343.5	348.4	(5.0)	(1.4)%	14.5	(5.6)%
Parts and service sales	78.1	71.6	6.5	9.1%	3.3	4.5%
F&I, net	17.5	17.5	—	(0.1)%	0.7	(4.3)%
Total revenues	$821.8	$784.7	$37.1	4.7%	$34.7	0.3%
Gross profit:
New vehicle retail sales	$27.6	$32.6	$(5.0)	(15.2)%	$1.2	(18.8)%
Used vehicle retail sales	15.5	17.0	(1.5)	(8.7)%	0.6	(12.5)%
Used vehicle wholesale sales	(2.3)	(0.2)	(2.1)	NM	(0.1)	NM
Total used	13.2	16.7	(3.6)	(21.3)%	0.6	(24.7)%
Parts and service sales	43.8	42.2	1.6	3.8%	1.8	(0.6)%
F&I, net	17.5	17.5	—	(0.1)%	0.7	(4.3)%
Total gross profit	$102.1	$109.1	$(6.9)	(6.3)%	$4.3	(10.3)%
Gross margin:
New vehicle retail sales	7.2%	9.4%	(2.2)%
Used vehicle retail sales	4.9%	5.3%	(0.4)%
Used vehicle wholesale sales	(8.8)%	(0.8)%	(8.1)%
Total used	3.8%	4.8%	(1.0)%
Parts and service sales	56.1%	58.9%	(2.9)%
Total gross margin	12.4%	13.9%	(1.5)%
Units sold:
Retail new vehicles sold (1)	8,961	8,766	195	2.2%
Retail used vehicles sold	11,298	10,997	301	2.7%
Wholesale used vehicles sold	2,740	2,894	(154)	(5.3)%
Total used	14,038	13,891	147	1.1%
Average sales price per unit sold:
New vehicle retail (1)	$44,669	$40,795	$3,874	9.5%	$1,894	4.9%
Used vehicle retail	$28,084	$28,991	$(907)	(3.1)%	$1,183	(7.2)%
Gross profit per unit sold:
New vehicle retail sales	$3,085	$3,719	$(634)	(17.0)%	$132	(20.6)%
Used vehicle retail sales	$1,371	$1,542	$(172)	(11.1)%	$57	(14.8)%
Used vehicle wholesale sales	$(842)	$(77)	$(765)	NM	$(27)	NM
Total used	$939	$1,205	$(266)	(22.1)%	$41	(25.5)%
F&I PRU	$863	$886	$(23)	(2.5)%	$36	(6.6)%
Other:
SG&A expenses	$79.8	$73.0	$6.9	9.4%	$3.4	4.8%
Adjusted SG&A expenses (2)	$78.7	$73.0	$5.7	7.9%	$3.3	3.3%
SG&A as % gross profit	78.2%	66.9%	11.3%
Adjusted SG&A as % gross profit (2)	77.1%	66.9%	10.2%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Severance costs	Acquisition costs	Legal items and other professional fees	Accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$476.1	$(0.5)	$30.9	$(0.4)	$(2.8)	$(3.1)	$—	$500.2
Depreciation and amortization expense	$23.8	$—	$—	$—	$—	$—	$(0.4)	$23.4
Income (loss) from operations	$242.6	$0.5	$(30.9)	$0.4	$2.8	$3.1	$0.4	$219.0

Income (loss) before income taxes	$193.3	$0.5	$(30.9)	$0.4	$2.8	$3.1	$0.4	$169.6
Less: Provision (benefit) for income taxes	45.8	0.1	(7.8)	0.1	0.5	0.7	0.1	39.6
Net income (loss) from continuing operations	147.4	0.4	(23.0)	0.3	2.3	2.4	0.3	130.0
Less: Earnings (loss) allocated to participating securities	3.3	—	(0.5)	—	0.1	0.1	—	2.9
Net income (loss) from continuing operations available to diluted common shares	$144.1	$0.3	$(22.5)	$0.3	$2.2	$2.3	$0.3	$127.1

Diluted earnings (loss) per common share from continuing operations	$10.76	$0.03	$(1.68)	$0.02	$0.17	$0.17	$0.02	$9.49

Effective tax rate	23.7%							23.3%

SG&A as % gross profit (1)	64.1%							67.4%
Operating margin (2)	5.4%							4.9%
Pretax margin (3)	4.3%							3.8%

Same Store SG&A expenses	$477.4	$(0.5)	$—	$(0.4)	$(2.8)	$(3.1)	$—	$470.6
Same Store SG&A as % gross profit (1)	68.6%							67.7%

Same Store income from operations	$195.5	$0.5	$—	$0.4	$2.8	$3.1	$0.4	$202.8
Same Store operating margin (2)	4.7%							4.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.5	$—	$0.5
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.5	$—	$0.5

Net income (loss)	$147.9	$(17.4)	$130.5
Less: Earnings (loss) allocated to participating securities	3.3	(0.4)	2.9
Net income (loss) available to diluted common shares	$144.6	$(17.0)	$127.6

Diluted earnings per common share from discontinued operations	$0.04	$—	$0.04
Diluted earnings (loss) per common share from continuing operations	10.76	(1.27)	9.49
Diluted earnings (loss) per common share	$10.80	$(1.27)	$9.53
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31, 2023
	U.S. GAAP	Non-cash gain on interest rate swaps	Dealership and real estate transactions	Legal matters	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$462.8	$—	$1.9	$(1.1)	$—	$463.6
Depreciation and amortization expense	$22.4	$—	$—	$—	$(0.2)	$22.2
Asset impairments	$1.1	$—	$—	$—	$(1.1)	$—
Income (loss) from operations	$241.5	$—	$(1.9)	$1.1	$1.4	$242.1
Other interest expense, net	$19.7	$4.0	$—	$—	$—	$23.7

Income (loss) before income taxes	$206.4	$(4.0)	$(1.9)	$1.1	$1.4	$202.9
Less: Provision (benefit) for income taxes	47.6	(0.9)	(0.4)	0.3	0.3	46.8
Net income (loss) from continuing operations	158.8	(3.1)	(1.4)	0.9	1.0	156.1
Less: Earnings (loss) allocated to participating securities	4.1	(0.1)	—	—	—	4.0
Net income (loss) from continuing operations available to diluted common shares	$154.7	$(3.0)	$(1.4)	$0.8	$1.0	$152.1

Diluted earnings (loss) per common share from continuing operations	$11.12	$(0.22)	$(0.10)	$0.06	$0.07	$10.93

Effective tax rate	23.1%					23.1%

SG&A as % gross profit (1)	63.6%					63.7%
Operating margin (2)	5.8%					5.9%
Pretax margin (3)	5.0%					4.9%

Same Store SG&A expenses	$446.4	$—	$—	$(1.1)	$—	$445.3
Same Store SG&A as % gross profit (1)	63.5%					63.3%

Same Store income from operations	$234.3	$—	$—	$1.1	$1.4	$236.8
Same Store operating margin (2)	5.9%					5.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net loss from discontinued operations	$(0.3)	$—	$(0.3)
Less: Loss allocated to participating securities	—	—	—
Net loss from discontinued operations available to diluted common shares	$(0.3)	$—	$(0.3)

Net income (loss)	$158.4	$(2.6)	$155.8
Less: Earnings (loss) allocated to participating securities	4.1	(0.1)	4.0
Net income (loss) available to diluted common shares	$154.4	$(2.6)	$151.8

Diluted loss per common share from discontinued operations	$(0.02)	$—	$(0.02)
Diluted earnings (loss) per common share from continuing operations	11.12	(0.19)	10.93
Diluted earnings (loss) per common share	$11.10	$(0.19)	$10.91
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense, asset impairment charges and a non-cash gain on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended March 31, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$394.9	$(0.5)	$30.9	$(2.1)	$(3.1)	$420.1
SG&A as % gross profit (1)	61.8%					65.7%

Same Store SG&A expenses	$397.6	$(0.5)	$—	$(2.1)	$(3.1)	$391.9
Same Store SG&A as % gross profit (1)	67.0%					66.0%

	Three Months Ended March 31, 2023
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$388.7	$1.9	$(1.1)	$389.4
SG&A as % gross profit (1)	62.9%			63.1%

Same Store SG&A expenses	$373.5	$—	$(1.1)	$372.4
Same Store SG&A as % gross profit (1)	62.9%			62.7%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.K.
(Unaudited)
(In millions)

	Three Months Ended March 31, 2024
	U.S. GAAP	Severance costs	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$81.3	$(0.4)	$(0.7)	$80.1
SG&A as % gross profit (1)	78.5%			77.4%

Same Store SG&A expenses	$79.8	$(0.4)	$(0.7)	$78.7
Same Store SG&A as % gross profit (1)	78.2%			77.1%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.